Exhibit 10 (C)


                 FOURTH AMENDMENT TO SECOND AMENDED AND RESTATED
                       REVOLVING CREDIT SECURITY AGREEMENT
                       -----------------------------------

         This Fourth Amendment to Second Amended and Restated Revolving Credit and Security Agreement (the "Amendment") is made this 11th day of May, 2007, by and among COMPUDYNE CORPORATION, a Nevada corporation ("CompuDyne"), TIBURON, INC., a Virginia corporation (formerly known as Compudyne - Public Safety & Justice, Inc., a Virginia corporation) ("Tiburon"), NORMENT SECURITY GROUP, INC., a Delaware corporation ("Norment"), NORSHIELD CORPORATION, an Alabama corporation ("Norshield"), COMPUDYNE - INTEGRATED ELECTRONICS DIVISION, LLC, a Delaware limited liability company ("CompuDyne Integrated"), CORRLOGIC, LLC, a Delaware limited liability company ("CorrLogic"), XANALYS CORPORATION, a Delaware corporation ("Xanalys"), SIGNAMI DCS, LLC, a Delaware limited liability company ("Signami") FIBER SENSYS, LLC, a Delaware limited liability company ("Fiber") (CompuDyne, Tiburon, Norment, Norshield, Fiber, CompuDyne Integrated, CorrLogic, Xanalys, Signami and Fiber, each a "Borrower", and collectively "Borrowers"), the financial institutions which are now or which hereafter become a party hereto (collectively, the "Lenders" and individually a "Lender") and PNC BANK, NATIONAL ASSOCIATION ("PNC"), as agent for Lenders (PNC, in such capacity, the "Agent").

                                   BACKGROUND

         A. On December 19, 2005, Borrowers, Lenders and Agent entered into, inter alia, a certain Second Amended and Restated Revolving Credit and Security Agreement (as same has been or may be amended, modified, renewed, extended, replaced, or substituted from time to time, the "Loan Agreement"), to reflect certain financing arrangements between the parties thereto. The Loan Agreement and all other documents executed in connection therewith are collectively referred to as the "Existing Financing Agreements." All capitalized terms not otherwise defined herein shall have the meaning ascribed thereto in the Loan Agreement. In the case of a direct conflict between the provisions of the Loan Agreement and the provisions of this Amendment, the provisions hereof shall prevail.

         B. The Borrowers have requested and the Agent and the Lenders have agreed to modify the Loan Agreement, subject to the terms and conditions of this Amendment.

         C. Certain Events of Default have occurred under the Loan Agreement by reason of Borrower's failure to maintain the Fixed Charge Coverage Ratio required under Section 6.5 of the Loan Agreement for the fiscal quarter ending March 31, 2007 (such default the "Existing Default").

         NOW THEREFORE, with the foregoing background hereinafter deemed incorporated by reference herein and made part hereof, the parties hereto, intending to be legally bound, promise and agree as follows:

              Amendments to Loan Agreement. Upon the Effective Date, the Loan Agreement shall be amended as follows:

              Financial Covenants. Section 6.5 of the Loan Agreement shall be deleted in its entirety and replaced as follows:

                   a. Fixed Charge Coverage Ratio. Commencing with the fiscal quarter ending December 31, 2007 and as of the end of each fiscal quarter thereafter, cause to be maintained, a Fixed Charge Coverage Ratio of not less than 1.1 to 1.0.


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                   b.  Unrestricted Undrawn Borrowing Base. Cause to be
              maintained at all times Unrestricted Undrawn Borrowing Base Availability of not less than $5,000,000. In the event that Borrowers' Unrestricted Undrawn Borrowing Base Availability falls below $5,000,000, at any time, Borrowers shall pledge cash collateral or marketable securities satisfactory to Agent within two (2) days after the Borrower became aware of such fact pursuant to an agreement or agreements in form and substance satisfactory to Agent such that Unrestricted Undrawn Borrowing Base Availability equals or exceeds $5,000,000; provided that, any cash collateral or securities pledged based on this Section 6.5(b) shall not be subsequently released without the Agent's prior written consent.
                   c. Minimum EBITDA. Cause to be maintained (i) for the fiscal quarter ending June 30, 2007 a minimum EBITDA of $800,000, and
              (ii) for the fiscal quarter ending September 30, 2007 a minimum EBITDA of $1,750,000.

              Waiver of Existing Defaults. Subject to the terms and conditions herein, upon the effectiveness of this Agreement, Agent hereby waives the Existing Default provided that such waiver shall in no way constitute a waiver of any other Default or Event of Default which may have occurred but which is not specifically referenced as the "Existing Default," nor shall it obligate Agent to provide any further waiver of any other Default or Event of Default (whether similar or dissimilar, including any further Default or Event of Default resulting from a failure to comply with the terms of the Loan Agreement). This waiver shall not preclude the future exercise of any right, power, or privilege available to Agent whether under the Loan Agreement, the Other Documents or otherwise.

              Reaffirmation. Each Borrower hereby:

                   reaffirms all representations and warranties made to Agent and Lenders under the Loan Agreement and all of the other Existing Financing Agreements and confirms that all are true and correct in all material respects as of the date hereof (except to the extent any such representations and warranties specifically relate to a different date, in which case such representations and warranties shall be true and correct in all material respects on and as of such other specific date);

                   except to the extent consented to by Agent herein, reaffirms all of the covenants contained in the Loan Agreement, covenants to abide thereby until all Advances, Obligations and other liabilities of Borrowers to Agent and Lenders under the Loan Agreement of whatever nature and whenever incurred, are satisfied and/or released by Agent and Lenders; and

                   except as modified by the terms hereof, all of the other terms and conditions of the Loan Agreement, as amended, and all other of the Existing Financing Agreements are hereby reaffirmed and shall continue in full force and effect as therein written.

              Representations and Warranties. Each Borrower hereby:

                   represents and warrants that no Default or Event of Default has occurred and is continuing under any of the Existing Financing Agreements, except the Existing Default;

                   except as modified hereby, represents and warrants that it has the authority and legal right to execute, deliver and carry out the terms of this Amendment, that such actions were duly authorized by all necessary corporate or limited liability company action and that the officers executing this Amendment on its behalf were similarly authorized and empowered, and that this Amendment does not contravene any provisions of its articles of incorporation or by-laws, or certificate of formation or operating agreement, as applicable, or other formation documents, or of any contract or agreement to which it is a party or by which any of its properties are bound; and


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                   represents and warrants that this Amendment and all
assignments, instruments, documents, and agreements executed and delivered in connection herewith, are valid, binding and enforceable in accordance with their respective terms.

              Conditions Precedent/Effectiveness Conditions. This Amendment shall be effective upon (the "Effective Date"):

                   Agent's receipt of this Amendment fully executed by Borrowers; and

                   Receipt by Agent of a non-refundable Amendment/Waiver Fee in the amount of $7,500.00, which shall be fully earned as of the date of this
Amendment.

              Further Assurances. Each Borrower hereby agrees to take all such actions and to execute and/or deliver to Agent and Lenders all such documents, assignments, financing statements and other documents, as Agent and Lenders may reasonably require from time to time, to effectuate and implement the purposes of this Amendment.

              Release. As further consideration for Agent's and Lender's agreement to enter into this Amendment and the waiver set forth herein, each Borrower hereby waives and releases and forever discharges Agent, Lender and their officers, directors, attorneys, agents and employees from any liability, damage, claim, loss or expense of any kind that such Borrower may now or hereafter have against Agent or Lender arising out of or relating to the Obligations, the Loan Agreement as amended, or the other Existing Financing Agreements.

              Payment of Expenses. Borrowers shall pay or reimburse Agent and Lenders for its reasonable attorneys' fees and expenses in connection with the preparation, negotiation and execution of this Amendment and the documents provided for herein or related hereto.

              Confirmation of Obligations. Borrowers' confirm and acknowledge that as of the close of business on May 9, 2007, the outstanding Obligations consist of (i) $0 of Revolving Advances, (ii) issued and outstanding Letters of Credit in the Maximum Undrawn Amount equal to $2,864,926.02 and (iii) all fees, costs and expenses incurred to date in connection with the Loan Agreement and the Other Loan Documents.

              Miscellaneous.

                   Third Party Rights. No rights are intended to be created hereunder for the benefit of any third party donee, creditor, or incidental beneficiary.

                   Headings. The headings of any paragraph of this Amendment are for convenience only and shall not be used to interpret any provision hereof.

                   Modifications. No modification hereof or any agreement referred to herein shall be binding or enforceable unless in writing and signed on behalf of the party against whom enforcement is sought.

                   Governing Law. The terms and conditions of this Amendment shall be governed by the laws of the Commonwealth of Pennsylvania.


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                   Counterparts. This Amendment may be executed in any number of counterparts and by facsimile or PDF, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.



                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]




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         IN WITNESS WHEREOF, the parties have caused this Amendment to be executed and delivered by their duly authorized officers as of the date first above written.


BORROWERS:                         COMPUDYNE CORPORATION

                                   By:     /s/ Geoffrey F. Feidelberg
                                      ------------------------------------------
                                   Name:   Geoffrey F. Feidelberg
                                        ----------------------------------------
                                   Title:  Chief Financial Officer, Treasurer
                                         ---------------------------------------

                                   TIBURON, INC.

                                   By:     /s/ Geoffrey F. Feidelberg
                                      ------------------------------------------
                                   Name:   Geoffrey F. Feidelberg
                                        ----------------------------------------
                                   Title:  Treasurer, Vice President
                                         ---------------------------------------

                                   NORSHIELD CORPORATION

                                   By:     /s/ Geoffrey F. Feidelberg
                                      ------------------------------------------
                                   Name:   Geoffrey F. Feidelberg
                                        ----------------------------------------
                                   Title:  Treasurer, Vice President
                                         ---------------------------------------


                                   COMPUDYNE - INTEGRATED ELECTRONICS
                                   DIVISION, LLC

                                   By:     /s/ Geoffrey F. Feidelberg
                                      ------------------------------------------
                                   Name:   Geoffrey F. Feidelberg
                                        ----------------------------------------
                                   Title:  Vice President
                                         ---------------------------------------

                                   CORRLOGIC, LLC

                                   By:     /s/ Geoffrey F. Feidelberg
                                      ------------------------------------------
                                   Name:   Geoffrey F. Feidelberg
                                        ----------------------------------------
                                   Title:  Treasurer, Vice President
                                         ---------------------------------------

                                   NORMENT SECURITY GROUP, INC.

                                   By:     /s/ Geoffrey F. Feidelberg
                                      ------------------------------------------
                                   Name:   Geoffrey F. Feidelberg
                                        ----------------------------------------
                                   Title:  Treasurer, Vice President
                                         ---------------------------------------

                                   XANALYS CORPORATION

                                   By:     /s/ Geoffrey F. Feidelberg
                                      ------------------------------------------
                                   Name:   Geoffrey F. Feidelberg
                                        ----------------------------------------
                                   Title:  Treasurer, Vice President
                                         ---------------------------------------


     [Signature Page 1 of 2 (Fourth Amendment To Second Amended And Restated
                      Revolving Credit Security Agreement)]


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                                   SIGNAMI DCS, LLC

                                   By:     /s/ Geoffrey F. Feidelberg
                                      ------------------------------------------
                                   Name:   Geoffrey F. Feidelberg
                                        ----------------------------------------
                                   Title:  Vice President
                                         ---------------------------------------

                                   FIBER SENSYS, LLC

                                   By:     /s/ Geoffrey F. Feidelberg
                                      ------------------------------------------
                                   Name:   Geoffrey F. Feidelberg
                                        ----------------------------------------
                                   Title:  Treasurer, Vice President
                                         ---------------------------------------




AGENT AND LENDER:                  PNC BANK, NATIONAL ASSOCIATION,
                                   as Lender and as Agent



                                   By:     /s/ James P. Sierakowski
                                      ------------------------------------------
                                      James P. Sierakowski, Vice President



     [Signature Page 2 of 2 (Fourth Amendment To Second Amended And Restated
                      Revolving Credit Security Agreement)]


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